UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Growth & Income Fund

SEPTEMBER 30, 2006

Annual Report
to Shareholders

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods for Class B and Institutional Class shares and for the 3-year, 5-year and 10-year periods for Class A, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the DWS Growth & Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On November 20, 2006, Class R shares were converted into Class A shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Growth & Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	8.50%	10.91%	5.52%	4.72%
Class B	7.49%	9.90%	4.61%	3.91%
Class C	7.68%	10.02%	4.66%	3.95%
Class R*	8.37%	10.64%	5.26%	4.52%
S&P 500® Index+	10.79%	12.30%	6.97%	8.59%
DWS Growth & Income Fund	1-Year	3-Year	Life of Class**
Institutional Class	8.96%	11.42%	9.26%
S&P 500 Index+	10.79%	12.30%	11.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event of Notes to Financial Statements).

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R*	Institutional Class
Net Asset Value: 9/30/06	$ 22.91	$ 22.45	$ 22.51	$ 23.09	$ 23.07
9/30/05	$ 22.38	$ 22.03	$ 22.04	$ 22.51	$ 22.53
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .14	$ —	$ —	$ .05	$ .23
Capital Gains as of 9/30/06	$ 1.17	$ 1.17	$ 1.17	$ 1.17	$ 1.17

* On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event).

Class A Lipper Rankings — Large-Cap Core Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	511	of	841	61
3-Year	328	of	708	47
5-Year	304	of	587	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] S&P 500 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,226	$12,859	$12,328	$14,942
	Average annual total return	2.26%	8.74%	4.27%	4.10%
Class B	Growth of $10,000	$10,449	$13,074	$12,426	$14,672
	Average annual total return	4.49%	9.35%	4.44%	3.91%
Class C	Growth of $10,000	$10,768	$13,317	$12,559	$14,726
	Average annual total return	7.68%	10.02%	4.66%	3.95%
Class R*	Growth of $10,000	$10,837	$13,545	$12,923	$15,564
	Average annual total return	8.37%	10.64%	5.26%	4.52%
S&P 500 Index+	Growth of $10,000	$11,079	$14,162	$14,008	$22,792
	Average annual total return	10.79%	12.30%	6.97%	8.59%

The growth of $10,000 is cumulative.

* On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event, of Notes to Financial Statements).

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Growth & Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,089,600	$1,383,100	$1,439,300
	Average annual total return	8.96%	11.42%	9.26%
S&P 500 Index+	Growth of $1,000,000	$1,107,900	$1,416,200	$1,570,200
	Average annual total return	10.79%	12.30%	11.68%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/06
DWS Growth & Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	8.85%	11.31%	5.86%	5.09%
S&P 500 Index+	10.79%	12.30%	6.97%	8.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/06	$ 23.05
9/30/05	$ 22.52
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .19
Capital Gains as of 9/30/06	$ 1.17
Class S Lipper Rankings — Large-Cap Core Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	456	of	841	55
3-Year	281	of	708	40
5-Year	255	of	587	44
10-Year	220	of	257	85

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] S&P 500 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,885	$13,791	$13,293	$16,423
	Average annual total return	8.85%	11.31%	5.86%	5.09%
S&P 500 Index+	Growth of $10,000	$11,079	$14,162	$14,008	$22,792
	Average annual total return	10.79%	12.30%	6.97%	8.59%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, Capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, S and Institutional Class shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class R**	Class S	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,033.40	$ 1,028.40	$ 1,029.70	$ 1,032.90	$ 1,035.10	$ 1,035.80
Expenses Paid per $1,000*	$ 5.20	$ 10.17	$ 8.80	$ 5.71	$ 3.21	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R**	Class S	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,019.95	$ 1,015.04	$ 1,016.39	$ 1,019.45	$ 1,021.91	$ 1,022.01
Expenses Paid per $1,000*	$ 5.16	$ 10.10	$ 8.74	$ 5.67	$ 3.19	$ 3.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R**	Class S	Institutional Class
DWS Growth & Income Fund	1.02%	2.00%	1.73%	1.12%	.63%	.61%

For more information, please refer to the Fund's prospectus.

** On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event of Notes to Financial Statements).

Portfolio Management Review

DWS Growth & Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Growth & Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2005.

Head of Americas Large Cap Core Equity Team and Global Commodities Team: New York.

Over 23 years of investment industry experience.

BA, State University of New York at Stony Brook.

Sal Bruno

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2005.

Portfolio Manager for Americas Large Cap Core Equity: New York.

BS, Cornell University; MBA, New York University, Stern School of Business.

Gregory Y. Sivin, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2005.

Portfolio Manager for US Large Cap Core Equity: New York.

Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

BS, State University of New York at Stony Brook.

In the following interview, Lead Portfolio Manager Theresa Gusman and Portfolio Managers Sal Bruno and Greg Sivin discuss DWS Growth & Income Fund's performance, strategy and the market environment during the 12-month period ended September 30, 2006.

Q: How would you describe the economic and stock market environment over the last 12 months?

A: Equity markets performed well over the last year, responding to strong earnings growth and the expectation of continued earnings growth. For the 12 months ended September 30, 2006, the Standard & Poor's 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 10.79%.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The only serious correction came in late May and early June, when global markets exhibited concern about slowing economic growth and increasing inflation. In June, the US Federal Reserve Board (the Fed) indicated that it might stop raising interest rates, and stock markets responded positively. Then in August, after two years of steady increases, the Fed left its target for short-term interest rates unchanged, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. The stock market performed well in the third calendar quarter of 2006, especially in September, as investors gained confidence that the Fed may have finished raising interest rates. It now seems possible the Fed's next move might be to lower rates as a means of easing the slowdown in the housing market, which has already weakened significantly.

While short-term rates have moved up significantly, long-term interest rates have risen only modestly, producing a classic inverted yield curve.2 Since bond prices move in the opposite direction from interest rates, the result has been better returns on long-term bonds than those of short-term debt instruments.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of 8.50% for the 12 months ended September 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return was below that of its benchmark, the S&P 500 Index, which had a return of 10.79%, and just slightly below the average of its Lipper peer group category, Large-Cap Core Funds, which was 8.73%.3

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

3 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities in the S&P SuperComposite 1500 Index. Large-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. It is not possible to invest directly into a Lipper Category.

Q: How would you describe your investment process?

A: The fund is managed using a rigorous process that combines quantitative modeling with the insights of the Deutsche Bank equity research group. The strategy is sector-neutral with regard to the S&P 500 Index, so that sector weights are maintained quite close to those of the index. This means that essentially all differences in return between the fund and the index result from stock selection. Our intent is to combine our proprietary fundamental equity research platform, which we consider a strong competitive advantage, with a well-defined system of portfolio construction to create a portfolio that can potentially produce consistently competitive investment performance over the long term.

Our research analysts use fundamental analysis to identify those companies with the potential to outperform in each economic sector, assigning each stock a rating based on expected total return, including prospects for growth of capital and dividends. These ratings are further optimized to project which stocks in the universe may have the highest risk-adjusted return. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock. Making adjustments as deemed appropriate, we structure the portfolio according to the model's recommendations.

Q: Which industry groups and holdings had the greatest effect on the fund's performance?

A: Both on an absolute basis and relative to the benchmark, the best performance was in the financials sector. A major factor in this performance was our emphasis on capital markets holdings, which was balanced by an underweight in insurance to keep the portfolio's overall position in financials at the desired level.4 The decision regarding capital markets stocks was based on the strength of equity markets, combined with extensive merger and acquisition activity and significant issuance of new debt and equity. The Goldman Sachs Group, Inc., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley were large positions that added significantly to performance. A position in Bank of America Corp. also helped performance; we like this stock because of its strong branch network and the demonstrated ability to integrate acquisitions effectively. The fund sold its stake in Allstate Corp. in February to place more emphasis on capital markets stocks; that decision has hurt performance because Allstate has performed well since then. However, the funds that were deployed into the capital markets names have also performed very well, mitigating the negative impact of not owning Allstate.

4 Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting in a given sector.

The second best sector was industrials, where the portfolio has an overweight in aerospace and defense. The best performing stock in this sector was United Technologies Corp., which has four great product lines: aircraft engines, Otis elevators, Sikorsky helicopters, and a solid heating and air conditioning business. Also positive was aircraft manufacturer Boeing Co., which benefited from some delays at a competing company. A detractor was an overweight in Tyco International Ltd., which had a positive return but was up but less than the sector as a whole. Tyco has announced plans to split into four separate companies, and we continue to hold the stock, as we believe that the split-up will be successful and that the business lines might be more highly valued as separate entities than as part of a conglomerate.

In the utilities sector, performance benefited from a position in Allegheny Energy, Inc., which has been in a recovery since 2003 and had strong earnings growth. Performance in this sector relative to the benchmark was hurt by not holding Constellation Energy Group Inc., which moved up after it reached an agreement to merge with FPL Group, Inc. We did own FPL Group, and that stock contributed to performance.

In health care, a big positive was an overweight in Baxter International, Inc., a company that is in the midst of a turnaround under new management. However, our position in the health care sector was negative on balance, largely because the portfolio was underweight in the big pharmaceutical companies, which performed well. Also negative was a position in UnitedHealth Group, Inc., which is being investigated for possible misuse of options.

Q: What decisions detracted from performance?

A: The sector that was most negative for performance was information technology, where our position in eBay Inc. was negative as the stock performed poorly, reflecting the belief of some aggressive investors that the company's growth rate has slowed. We have maintained our position in eBay, Inc., which in our view has strong brands and continues to execute well. Performance was hurt also by a position in QUALCOMM, Inc., which is involved in a lawsuit; we continue to own this stock, which is a premier producer of chips for hand-held devices. Also negative was holding Marvell Technology Group Ltd. For a short time in May and June, this stock dropped sharply on news of issues related to stock options. (As of September 30, 2006, the position in Marvell Technology Group was sold.) A significant positive in the technology sector was the decision to sell Dell Inc.; Dell's stock has performed poorly as the company is losing market share in personal computers.

The portfolio's positioning in telecommunications also hurt performance. We did not own BellSouth Corp., which moved up sharply when it agreed to be acquired by AT&T, Inc., which is our largest telecommunications holding. We continue to hold AT&T, which contributed to positive performance; the company has strong cash flow and we believe it can benefit from the combination with BellSouth. Another negative in telecommunications was a position in Sprint Nextel Corp., which has been sold, as the merger between Sprint and Nextel has not progressed as smoothly as had been expected.

In materials, performance benefited from a holding early in the period in Georgia-Pacific, which was acquired by a privately owned company. However, the overall positioning in materials was negative for performance because of significant overweights in two metals and mining stocks, Companhia Vale do Rio Doce and Rio Tinto PLC. We continue to hold these stocks, which, in our opinion, stand to benefit from expanding global economies.

Q: What other comments do you have for investors?

A: We continually monitor our positions, reviewing and updating the portfolio, which we believe owns the most promising names among large cap core stocks. We believe that our rigorous stock selection process, which combines quantitative analysis with qualitative research and the judgment of capable analysts and portfolio managers, can help us to generate superior risk-adjusted returns over time for our investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	9/30/06	9/30/05

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/06	9/30/05

Financials	23%	20%
Information Technology	15%	15%
Health Care	13%	13%
Industrials	11%	11%
Consumer Discretionary	10%	10%
Energy	10%	10%
Consumer Staples	9%	11%
Utilities	3%	4%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2006 (28.1% of Net Assets)
1. General Electric Co. Manufactures, distributes and markets electricity	4.0%
2. ExxonMobil Corp. Explorer and producer of oil and gas	3.7%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	3.6%
4. Cisco Systems, Inc. Developer of computer network products	2.9%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.6%
6. Bank of America Corp. Provider of commercial banking services	2.5%
7. Wells Fargo & Co. Provider of various financial services	2.2%
8. Wachovia Corp. Provider of financial services	2.2%
9. The Goldman Sachs Group, Inc. Provider of global investment banking services	2.2%
10. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 9.4%
Automobiles 0.8%
Toyota Motor Corp. (ADR)	347,590	37,852,551
Hotels Restaurants & Leisure 2.0%
McDonald's Corp.	1,603,040	62,710,925
Starwood Hotels & Resorts Worldwide, Inc.	500,480	28,622,451
		91,333,376
Media 2.5%
Comcast Corp. "A"*	468,250	17,255,012
News Corp. "A"	2,390,680	46,976,862
Omnicom Group, Inc.	201,040	18,817,344
Time Warner, Inc.	433,760	7,907,445
Walt Disney Co.	652,870	20,180,212
		111,136,875
Multiline Retail 2.1%
Federated Department Stores, Inc.	1,016,730	43,932,903
J.C. Penney Co., Inc.	735,410	50,294,690
		94,227,593
Specialty Retail 1.1%
Best Buy Co., Inc.	368,680	19,746,501
Staples, Inc.	1,259,460	30,642,662
		50,389,163
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	1,136,530	39,096,632
Consumer Staples 9.3%
Beverages 2.6%
PepsiCo, Inc.	1,788,030	116,686,838
Food & Staples Retailing 0.9%
Walgreen Co.	960,200	42,623,278
Food Products 0.7%
Dean Foods Co.*	731,400	30,733,428
Household Products 3.5%
Procter & Gamble Co.	2,592,880	160,706,702
Tobacco 1.6%
Altria Group, Inc.	924,540	70,773,537
Energy 9.4%
Energy Equipment & Services 1.7%
Cameron International Corp.*	749,120	36,189,987
Schlumberger Ltd.	622,780	38,631,043
		74,821,030
Oil, Gas & Consumable Fuels 7.7%
ExxonMobil Corp.	2,486,258	166,827,912
Hess Corp.	531,130	21,999,405
Marathon Oil Corp.	285,380	21,945,722
Occidental Petroleum Corp.	1,267,050	60,957,775
Total SA (ADR) (a)	633,870	41,797,388
Valero Energy Corp.	661,830	34,064,390
		347,592,592
Financials 22.3%
Capital Markets 12.2%
Bank of New York Co., Inc.	2,672,240	94,223,182
Lehman Brothers Holdings, Inc.	1,164,080	85,978,949
Mellon Financial Corp.	415,900	16,261,690
Merrill Lynch & Co., Inc.	1,231,360	96,316,979
Morgan Stanley	1,230,260	89,698,257
The Goldman Sachs Group, Inc.	589,860	99,786,616
UBS AG (Registered)	1,108,450	65,742,169
		548,007,842
Commercial Banks 5.3%
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	347,320	25,701,680
US Bancorp.	335,060	11,130,693
Wachovia Corp.	1,809,690	100,980,702
Wells Fargo & Co.	2,813,620	101,796,772
		239,609,847
Consumer Finance 0.7%
SLM Corp.	642,000	33,371,160
Diversified Financial Services 3.7%
Bank of America Corp.	2,091,096	112,020,013
JPMorgan Chase & Co.	567,930	26,669,993
Moody's Corp.	400,190	26,164,422
		164,854,428
Insurance 0.4%
American International Group, Inc.	269,500	17,857,070
Health Care 12.7%
Biotechnology 0.6%
Amgen, Inc.*	364,170	26,049,080
Health Care Equipment & Supplies 3.2%
Baxter International, Inc.	2,191,760	99,637,410
C.R. Bard, Inc.	585,280	43,896,000
		143,533,410
Health Care Providers & Services 3.7%
Cardinal Health, Inc.	417,180	27,425,413
Caremark Rx, Inc.	640,430	36,293,168
UnitedHealth Group, Inc.	1,296,590	63,792,228
WellPoint, Inc.*	493,180	37,999,519
		165,510,328
Life Sciences Tools & Services 0.9%
Fisher Scientific International, Inc.*	547,250	42,816,840
Pharmaceuticals 4.3%
Abbott Laboratories	519,110	25,207,982
AstraZeneca PLC (ADR)	245,500	15,343,750
Johnson & Johnson	656,760	42,649,994
Novartis AG (ADR)	955,000	55,810,200
Sanofi-Aventis (ADR)	263,600	11,722,292
Wyeth	893,640	45,432,657
		196,166,875
Industrials 11.0%
Aerospace & Defense 3.7%
Boeing Co.	838,570	66,121,245
Honeywell International, Inc.	1,852,620	75,772,158
United Technologies Corp.	408,140	25,855,669
		167,749,072
Electrical Equipment 1.0%
Emerson Electric Co.	543,680	45,593,005
Industrial Conglomerates 5.3%
General Electric Co.	5,064,380	178,772,614
Tyco International Ltd.	2,118,070	59,284,779
		238,057,393
Machinery 1.0%
PACCAR, Inc.	742,265	42,323,950
Information Technology 15.3%
Communications Equipment 4.7%
Cisco Systems, Inc.*	5,653,780	130,036,940
Motorola, Inc.	1,740,630	43,515,750
QUALCOMM, Inc.	1,066,340	38,761,459
		212,314,149
Computers & Peripherals 1.9%
Apple Computer, Inc.*	647,320	49,863,060
International Business Machines Corp.	466,410	38,217,635
		88,080,695
Internet Software & Services 0.9%
eBay, Inc.*	1,370,540	38,868,515
IT Services 1.6%
Automatic Data Processing, Inc.	1,483,930	70,249,246
Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	2,154,080	38,191,838
ASML Holding NV (NY Registered Shares)*	1,973,710	45,947,969
Maxim Integrated Products, Inc.	530,900	14,902,363
		99,042,170
Software 4.0%
Adobe Systems, Inc.*	986,350	36,938,807
Electronic Arts, Inc.*	300,850	16,751,328
Microsoft Corp.	3,342,520	91,351,072
Symantec Corp.*	1,746,640	37,168,499
		182,209,706
Materials 2.8%
Chemicals 0.9%
Monsanto Co.	444,500	20,895,945
PPG Industries, Inc.	258,780	17,358,962
		38,254,907
Metals & Mining 1.2%
Companhia Vale do Rio Doce (ADR)	694,930	14,982,691
Rio Tinto PLC (ADR)	201,457	38,202,291
		53,184,982
Paper & Forest Products 0.7%
Weyerhaeuser Co.	534,350	32,878,556
Telecommunication Services 3.4%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	2,740,460	89,229,378
Verizon Communications, Inc.	741,800	27,543,034
		116,772,412
Wireless Telecommunication Services 0.8%
American Tower Corp. "A"*	944,280	34,466,220
Utilities 3.4%
Electric Utilities 2.4%
Allegheny Energy, Inc.*	966,080	38,807,434
Exelon Corp.	677,400	41,009,796
FPL Group, Inc.	617,660	27,794,700
		107,611,930
Independent Power Producers & Energy Traders 1.0%
TXU Corp.	705,150	44,085,978
Total Common Stocks (Cost $3,822,582,778)		4,457,493,361

Options Purchased 0.1%
Put Options 0.1%
Lehman Brothers Holdings, Inc., Strike price $70, expiration 11/18/2006	9,475	1,449,675
Merrill Lynch & Co., Inc., Strike price $75, expiration 11/18/2006	8,844	1,061,280
Morgan Stanley, Strike price $60, expiration 10/21/2006	5,502	27,510
Morgan Stanley, Strike price $70, expiration 11/18/2006	8,147	896,170
The Goldman Sachs Group, Inc., Strike price $165, expiration 11/18/2006	4,211	1,642,290
Total Options Purchased (Cost $6,222,487)		5,076,925

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 5.31% (b) (c) (Cost $1,113,860)	1,113,860	1,113,860

Cash Equivalents 1.0%
Cash Management QP Trust, 5.34% (d) (Cost $44,699,182)	44,699,182	44,699,182
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,874,618,307)+	100.1	4,508,383,328
Other Assets and Liabilities, Net	(0.1)	(3,340,813)
Net Assets	100.0	4,505,042,515

* Non-income producing security.

+ The cost for federal income tax purposes was $3,906,046,480. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $602,336,848. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $700,825,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $98,488,771.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2006, amounted to $1,091,948 which is 0.02% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At September 30, 2006, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Lehman Brothers Holdings, Inc..	1,468	10/21/2006	75	(198,180)
Merrill Lynch & Co., Inc.	4,586	10/21/2006	80	(481,530)
Morgan Stanley	6,604	10/21/2006	75	(363,220)
Goldman Sachs Group, Inc.	2,844	10/21/2006	170	(995,400)
(Premiums received $958,549)				(2,038,330)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $3,828,805,265) — including $1,091,948 of securities loaned	$ 4,462,570,286
Investment in Cash Management QP Trust (cost $44,699,182)	44,699,182
Investment in Daily Assets Fund Institutional (cost $1,113,860)*	1,113,860
Total investments in securities, at value (cost $3,874,618,307)	4,508,383,328
Foreign currency, at value (cost $77,118)	77,681
Receivable for investments sold	100,205,201
Dividends receivable	4,429,171
Interest receivable	108,467
Receivable for Fund shares sold	878,835
Foreign taxes recoverable	143,513
Due from Advisor	6,272,839
Other assets	53,668
Total assets	4,620,552,703
Liabilities
Payable upon return of securities loaned	1,113,860
Payable for investments purchased	99,297,291
Payable for Fund shares redeemed	7,218,508
Written options, at value (premiums received $958,549)	2,038,330
Accrued management fee	1,280,632
Other accrued expenses and payables	4,561,567
Total liabilities	115,510,188
Net assets, at value	$ 4,505,042,515
Net Assets
Net assets consist of: Undistributed net investment income	6,942,196
Net unrealized appreciation (depreciation) on: Investments	633,765,021
Written options	(1,079,781)
Foreign currency related transactions	553
Accumulated net realized gain (loss)	306,493,211
Paid-in capital	3,558,921,315
Net assets, at value	$ 4,505,042,515

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($80,280,987 ÷ 3,504,369 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.91
Maximum offering price per share (100 ÷ 94.25 of $22.91)	$ 24.31

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,180,192 ÷ 631,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,953,114 ÷ 397,687 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.51
Class R* Net Asset Value, offering and redemption price(a) per share ($1,133,474 ÷ 49,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.09
Class S Net Asset Value, offering and redemption price(a) per share ($4,365,930,681 ÷ 189,433,733 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.05

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($34,564,067 ÷ 1,498,514 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.07

* On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event).

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $361,463)	$ 73,594,372
Interest — Cash Management QP Trust	1,027,983
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	461,853
Interest (net of foreign taxes withheld of $33)	4,113
Other income*	6,272,839
Total Income	81,361,160
Expenses: Management fee	19,130,093
Administration fee	1,471,993
Services to shareholders	8,573,070
Custodian and accounting fees	369,857
Distribution service fees	461,342
Auditing	106,209
Legal	176,339
Trustees' fees and expenses	130,187
Reports to shareholders and shareholder meeting	1,883,975
Registration fees	84,016
Other	250,258
Total expenses before expense reductions	32,637,339
Expense reductions	(497,135)
Total expenses after expense reductions	32,140,204
Net investment income (loss)	49,220,956
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	418,767,377
Written options	2,786,570
Foreign currency related transactions	7,013
421,560,960
Net unrealized appreciation (depreciation) during the period on: Investments	(76,010,254)
Written options	(1,079,781)
Foreign currency related transactions	(4,043)
(77,094,078)
Net gain (loss) on investment transactions	344,466,882
Net increase (decrease) in net assets resulting from operations	$ 393,687,838

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 49,220,956	$ 66,236,012
Net realized gain (loss) on investment transactions	421,560,960	583,909,238
Net unrealized appreciation (depreciation) during the period on investment transactions	(77,094,078)	(28,032,713)
Net increase (decrease) in net assets resulting from operations	393,687,838	622,112,537
Distributions to shareholders from: Net investment income: Class A	(509,816)	(492,678)
Class B	—	(40,097)
Class C	—	(19,280)
Class R	(2,444)	(3,870)
Class AARP	(18,964,385)	(38,652,924)
Class S	(25,463,630)	(32,263,847)
Institutional Class	(465,956)	(725,603)
Net realized gains: Class A	(4,466,069)	—
Class B	(970,557)	—
Class C	(542,877)	—
Class R	(41,600)	—
Class AARP	(128,745,542)	—
Class S	(110,402,048)	—
Institutional Class	(2,789,598)	—
Fund share transactions: Proceeds from shares sold	162,075,612	190,798,493
Net assets acquired in tax-free reorganization	—	74,013,176
Reinvestment of distributions	270,110,268	65,518,185
Cost of shares redeemed	(932,173,529)	(893,073,694)
Redemption fees	13,923	7,275
Net increase (decrease) in net assets from Fund share transactions	(499,973,726)	(562,736,565)
Increase (decrease) in net assets	(399,650,410)	(12,822,327)
Net assets at beginning of period	4,904,692,925	4,917,515,252
Net assets at end of period (including undistributed net investment income of $6,942,196 and $3,120,458, respectively)	$ 4,505,042,515	$ 4,904,692,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.38	$ 20.05	$ 18.04	$ 15.10	$ 18.99
Income (loss) from investment operations: Net investment income (loss)[a]	.16[e]	.21	.07	.06	.09
Net realized and unrealized gain (loss) on investment transactions	1.68	2.35	1.99	2.96	(3.90)
Total from investment operations	1.84	2.56	2.06	3.02	(3.81)
Less distributions from: Net investment income	(.14)	(.23)	(.05)	(.08)	(.08)
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.31)	(.23)	(.05)	(.08)	(.08)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.91	$ 22.38	$ 20.05	$ 18.04	$ 15.10
Total Return (%)[b]	8.50[e]	12.83[d]	11.44	20.01	(20.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	87	32	27	18
Ratio of expenses before expense reductions (%)	1.02	1.08	1.12	1.17	1.00[c]
Ratio of expenses after expense reductions (%)	1.02	1.03	1.12	1.17	1.00[c]
Ratio of net investment income (loss) (%)	.72[e]	.96	.33	.35	.45
Portfolio turnover rate (%)	101	98	26	42	52

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Class B Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.03	$ 19.78	$ 17.90	$ 15.03	$ 18.96
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)[e]	.02	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.63	2.31	1.98	2.94	(3.86)
Total from investment operations	1.59	2.33	1.88	2.87	(3.93)
Less distributions from: Net investment income	—	(.08)	—	—	—
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.17)	(.08)	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.45	$ 22.03	$ 19.78	$ 17.90	$ 15.03
Total Return (%)[b]	7.49[c,e]	11.75[c]	10.50[c]	19.10	(20.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	20	11	12	10
Ratio of expenses before expense reductions (%)	2.07	2.08	1.99	1.94	1.81[d]
Ratio of expenses after expense reductions (%)	2.00	1.94	1.97	1.94	1.81[d]
Ratio of net investment income (loss) (%)	(.26)[e]	.05	(.52)	(.42)	(.36)
Portfolio turnover rate (%)	101	98	26	42	52

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Class C Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.04	$ 19.78	$ 17.89	$ 15.03	$ 18.97
Income (loss) from investment operations: Net investment income (loss)[a]	.00e*	.03	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.64	2.31	1.99	2.93	(3.87)
Total from investment operations	1.64	2.34	1.89	2.86	(3.94)
Less distributions from: Net investment income	—	(.08)	—	—	—
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.17)	(.08)	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.51	$ 22.04	$ 19.78	$ 17.89	$ 15.03
Total Return (%)[b]	7.68[e]	11.86[c]	10.56[c]	19.03	(20.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	5	5	3
Ratio of expenses before expense reductions (%)	1.77	1.93	2.02	1.93	1.84[d]
Ratio of expenses after expense reductions (%)	1.77	1.89	1.96	1.93	1.84[d]
Ratio of net investment income (loss) (%)	(.03)[e]	.10	(.51)	(.41)	(.39)
Portfolio turnover rate (%)	101	98	26	42	52

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Class R+ Years Ended September 30,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.51	$ 20.17	$ 19.22
Income (loss) from investment operations: Net investment income (loss)[b]	.13[d]	.12	.03
Net realized and unrealized gain (loss) on investment transactions	1.67	2.37	.94
Total from investment operations	1.80	2.49	.97
Less distributions from: Net investment income	(.05)	(.15)	(.02)
Net realized gain on investment transactions	(1.17)	.00***	—
Total distributions	(1.22)	(.15)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 23.09	$ 22.51	$ 20.17
Total Return (%)	8.37[d]	12.32[c]	5.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.7		.4
Ratio of expenses before expense reductions (%)	1.18	1.63	1.33*
Ratio of expenses after expense reductions (%)	1.18	1.45	1.33*
Ratio of net investment income (loss) (%)	.56[d]	.54	.17*
Portfolio turnover rate (%)	101	98	26

+ On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Event).

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.52	$ 20.17	$ 18.13	$ 15.17	$ 19.08
Income (loss) from investment operations: Net investment income (loss)[a]	.24[c]	.29	.14	.11	.14
Net realized and unrealized gain (loss) on investment transactions	1.65	2.37	2.01	2.97	(3.92)
Total from investment operations	1.89	2.66	2.15	3.08	(3.78)
Less distributions from: Net investment income	(.19)	(.31)	(.11)	(.12)	(.13)
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.36)	(.31)	(.11)	(.12)	(.13)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.05	$ 22.52	$ 20.17	$ 18.13	$ 15.17
Total Return (%)	8.85[b,c]	13.26	11.86[b]	20.35	(19.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,366	2,177	2,240	2,284	2,218
Ratio of expenses before expense reductions (%)	.70	.66	.83	.90	.76
Ratio of expenses after expense reductions (%)	.68	.66	.75	.90	.76
Ratio of net investment income (loss) (%)	1.06[c]	1.33	.70	.62	.69
Portfolio turnover rate (%)	101	98	26	42	52

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Institutional Class Years Ended September 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.53	$ 20.18	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[b]	.25[d]	.30	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	1.69	2.38	2.01	2.97	(2.42)
Total from investment operations	1.94	2.68	2.17	3.10	(2.40)
Less distributions from: Net investment income	(.23)	(.33)	(.14)	(.12)	(.04)
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.40)	(.33)	(.14)	(.12)	(.04)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.07	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Total Return (%)	8.96[c,d]	13.35	11.98	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	53	38	35.001
Ratio of expenses before expense reductions (%)	.62	.58	.65	.73	.73*
Ratio of expenses after expense reductions (%)	.61	.58	.65	.73	.73*
Ratio of net investment income (loss) (%)	1.13[d]	1.41	.80	.79	.95*
Portfolio turnover rate (%)	101	98	26	42	52

[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Growth & Income Fund (formerly Scudder Growth and Income Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). On November 20, 2006, Class R shares were converted into Class A shares. (Please see Note I.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had an inherited net tax basis capital loss carryforward of approximately $12,529,000 from a merger into the Fund in 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($6,338,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended September 30, 2006, the Fund utilized approximately $3,106,000 of a prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 53,728,533
Undistributed net long-term capital gains	$ 308,770,677
Capital loss carryforwards	$ (12,529,000)
Net unrealized appreciation (depreciation) on investments	$ 602,336,848

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2006	2005
Distributions from ordinary income*	$ 77,332,191	$ 72,198,299
Distributions from long-term capital gains	$ 216,032,331	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $4,686,299,346 and $5,432,333,702, respectively.

For the year ended September 30, 2006, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	25,144	4,009,469
Options closed	(9,642)	(3,050,920)
Outstanding, end of period	15,502	$ 958,549

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from October 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to the annual rates as follows:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.445%
Next $1.5 billion of such net assets	.440%
Next $5.0 billion of such net assets	.430%
Next $5.0 billion of such net assets	.420%
Next $5.0 billion of such net assets	.410%
Over $17.5 billion of such net assets	.385%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

For the period from October 1, 2005 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.79%
Class B	.97%
Class C	.92%
Class S	.70%
Institutional Class	.58%

For the period from October 1, 2005 through May 31, 2006, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of Class R shares at 1.45% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Effective June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.99%
Class B	1.96%
Class C	1.85%
Institutional Class	.58%
Class R	1.27%

For Class S shares, effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.66%. Effective July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.62%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, the Advisor received an Administration Fee of $1,471,993, of which $366,060 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 202,110	$ —	$ 68,997
Class B	87,827	10,766	27,187
Class C	23,659	—	8,223
Class R	1,899	—	1,669
Class AARP	2,615,173	—	667,965
Class S	3,658,186	327,066	397,665
Institutional Class	37,658	385	13,205
	$ 6,626,512	$ 338,217	$ 1,184,911

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from October 1, 2005 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $203,044, of which $5,114 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75%, and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2006
Class B	$ 124,750	$ 8,641
Class C	73,688	5,464
Class R	2,344	226
	$ 200,782	$ 14,331

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2006	Annual Effective Rate
Class A	$ 194,436	$ 33,684.23%
Class B	40,665	5,356.24%
Class C	23,708	3,356.24%
Class R	1,751	733.19%
	$ 260,560	$ 43,129

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2006 aggregated $12,874.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2006, the CDSC for Class B and C shares aggregated $58,810 and $1,464, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2006, DWS-SDI received $26.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,680, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended September 30, 2006, the Advisor reimbursed the Fund $29,235, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2006, the Fund's custodian fees were reduced by $672 and $129,011, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	585,438	$ 12,939,545	633,208	$ 13,609,510
Class B	61,822	1,343,007	72,828	1,533,870
Class C	60,845	1,324,940	69,104	1,462,744
Class R*	20,921	464,334	15,916	346,245
Class AARP	1,740,642	38,881,011	2,677,971	57,724,263
Class S	4,373,966	97,442,374	4,585,303	98,536,955
Institutional Class	436,759	9,680,401	811,889	17,584,906
		$ 162,075,612		$ 190,798,493
Shares issued in tax-free exchange**
Class A	—	$ —	2,611,186	$ 53,816,902
Class B	—	—	656,913	13,347,924
Class C	—	—	336,862	6,848,350
		$ —		$ 74,013,176
Shares issued to shareholders in reinvestment of distributions
Class A	217,744	$ 4,754,460	21,536	$ 464,239
Class B	43,177	925,706	1,736	36,734
Class C	23,848	511,770	809	17,112
Class R*	2,004	44,044	180	3,870
Class AARP	6,089,549	133,886,814	1,592,741	34,492,683
Class S	5,759,256	126,731,919	1,376,555	29,777,944
Institutional Class	148,100	3,255,555	33,528	725,603
		$ 270,110,268		$ 65,518,185
Shares redeemed
Class A	(1,188,808)	$ (26,237,442)	(964,782)	$ (20,805,216)
Class B	(384,817)	(8,338,431)	(390,669)	(8,263,602)
Class C	(186,136)	(4,054,282)	(147,355)	(3,121,549)
Class R*	(6,838)	(151,863)	(4,592)	(99,646)
Class AARP	(15,824,864)	(352,413,029)	(19,140,883)	(413,102,462)
Class S	(22,900,793)	(508,902,834)	(20,364,428)	(439,676,299)
Institutional Class	(1,451,405)	(32,075,648)	(371,534)	(8,004,920)
		$ (932,173,529)		$ (893,073,694)
Shares converted***
Class AARP	(105,368,992)	$ (2,223,569,009)	—	$ —
Class S	105,534,022	2,223,569,009	—	—
		$ —		$ —
Redemption fees		$ 13,923		$ 7,275
Net increase (decrease)
Class A	(385,626)	$ (8,542,391)	2,301,148	$ 47,085,441
Class B	(279,818)	(6,069,555)	340,808	6,654,932
Class C	(101,443)	(2,217,572)	259,420	5,206,659
Class R*	16,087	356,515	11,504	250,469
Class AARP	(113,363,665)	(2,403,209,510)	(14,870,171)	(320,882,927)
Class S	92,766,451	1,938,848,460	(14,402,570)	(311,356,728)
Institutional Class	(866,546)	(19,139,673)	473,883	10,305,589
		$ (499,973,726)		$ (562,736,565)

* On November 20, 2006, Class R shares were converted into Class A shares (See Note I, Subsequent Event).

** On April 29, 2005, the Scudder Focus Value+Growth Fund was acquired by the Fund through a tax-free reorganization.

*** On July 14, 2006, Class AARP shares converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in September 2006, the Fund recorded a receivable from the Advisor for its settlement portion of $6,272,839 which is equivalent to $0.032 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

H. Acquisition of Assets

On April 29, 2005, the Fund acquired all of the net assets of Scudder Focus Value+Growth Fund pursuant to a plan of reorganization approved by shareholders on December 13, 2004. The acquisition was accomplished by a tax-free exchange of 4,239,859 Class A shares, 1,141,383 Class B shares and 586,135 Class C shares, of Scudder Focus Value+Growth Fund, respectively, for 2,611,186 Class A shares, 656,913 Class B shares and 336,862 Class C shares of Scudder Growth and Income Fund, respectively, outstanding on April 29, 2005. Scudder Focus Value+Growth Fund net assets at that date of $74,013,176, including $2,457,866 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $4,700,230,340. The combined net assets of the Fund immediately following the acquisition were $4,774,243,516.

During the year ended September 30, 2006, the Advisor reimbursed the Fund $44,645 for certain transaction costs incurred relating to the acquisition of Scudder Focus Value+Growth Fund.

I. Subsequent Event

On June 28, 2006, the Fund's Board approved the conversion of Class R shares into the Fund's Class A shares. The conversion of these classes was completed on November 20, 2006, and Class R shares are no longer offered by the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Growth & Income Fund (formerly Scudder Growth and Income Fund) (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.015 per share from net long-term capital gains during its year ended September 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $369,759,000 as capital gain dividends for its year ended September 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2006 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $81,204,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Growth & Income Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	197,991,244.152	8,384,800.646
Dawn-Marie Driscoll	198,004,169.805	8,371,874.993
Keith R. Fox	197,921,453.939	8,454,590.859
Kenneth C. Froewiss	197,879,048.962	8,496,995.836
Martin J. Gruber	197,750,362.197	8,625,682.601
Richard J. Herring	197,887,720.225	8,488,324.573
Graham E. Jones	197,620,357.552	8,755,687.246
Rebecca W. Rimel	197,953,978.782	8,422,066.016
Philip Saunders, Jr.	197,686,623.053	8,689,421.745
William N. Searcy, Jr.	197,856,087.625	8,519,957.173
Jean Gleason Stromberg	197,864,804.673	8,511,240.125
Carl W. Vogt	197,724,433.872	8,651,610.926
Axel Schwarzer	197,827,524.607	8,548,520.191

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
134,306,643.694	5,289,744.056	6,068,278.238	3,623,678.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
133,569,881.891	5,851,910.947	6,242,873.150	3,623,678.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
133,338,330.062	5,939,530.354	6,386,805.572	3,623,678.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
182,220,628.110	7,305,857.658	8,890,637.030	7,958,922.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
218,006,584.750	10,003,072.285	10,993,144.756	6,337,998.999

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeIM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking);	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 830
Fund Number	464	664	764	550
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SUWRX
CUSIP Number	23338J 848
Fund Number	1509
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCDGX
Fund Number	2064

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006, DWS Growth & Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GROWTH & INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$82,000	$128	$0	$0
2005	$91,000	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$73,180	$0
2005	$309,400	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$0	$136,355	$89,635	$225,990

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006